UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2023

Trio Petroleum Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-41643	87-1968201
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4115 Blackhawk Plaza Circle, Suite 100

Danville, CA 94506

(661) 324-3911

(Address and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to the Securities Purchase Agreement and Second Closing of Financing

As previously reported on a Form 8-K filed with the U.S. Securities and Exchange Commission (the “Commission”) on October 4, 2023 (the “Prior Form 8-K”) Trio Petroleum Corp. (the “Company”) previously entered into a Securities Purchase Agreement, dated October 4, 2023 (the “Securities Purchase Agreement”), with an institutional investor (the “Investor”) to provide for loans in the aggregate amount of up to $3.5 million (the “Financing”), under two tranches, and previously funded to the Company an initial tranche of $1.86 million (less commitment fees and net of original issue discount of 7%)  (the “First Tranche”) on October 4, 2023. The closing of the First Tranche consisted of the issuance and sale to the Investor, in a private placement of (A) a senior secured convertible promissory note in the aggregate principal amount of $2,000,000 (the “First Tranche Note”) and (B) a warrant (the “First Tranche Warrant”) to purchase up to 866,702 shares of the Company’s common stock, par value $0.0001, the (“Common Stock”) at an initial exercise price of $1.20 per share of Common Stock, subject to certain adjustments (the “Warrant”).

On December 29, 2023, the Company and the Investor entered into an Amendment to Transaction Documents (the “Amendment”) which amended the Securities Purchase Agreement and related agreements, whereby in connection with the closing of the second tranche (the “Second Tranche”), the fixed conversion price of the senior secured convertible promissory note issued in connection with the Second Tranche (the “Second Tranche Note”), subject to certain adjustments (the “Conversion Price”) and the exercise price of the warrant issued in connection with the Second Tranche (the “Second Tranche Warrant, were each reduced from $1.20 to $0.50. In addition, the Amendment also provides for the Company’s reimbursement of the Investor for its legal fees and expenses in the amount of $10,000 and that the closing of the Second Tranche shall be in the principal amount of $550,000.

On January 2, 2024, the Company, having met each of the Second Tranche Closing Conditions to the satisfaction of the Investor, closed on the Second Tranche, pursuant to which the Company received gross proceeds of $511,500 (less commitment fees, and reflecting an original issue discount of 7%) and net proceeds of $420,522 after payment of commissions to Spartan Capital Securities LLC (the “Placement Agent”) and certain legal and other expenses. In consideration for the Investor’s funding of the Second Tranche, on January 2, 2024, the Company issued and sold to the Investor, in a private placement, (A) the Second Tranche Note in the principal amount of $550,000 with a Conversion Price of $0.50, subject to certain adjustments and (B) the Second Tranche Warrant to purchase up to 445,561 shares of Common Stock at an initial exercise price of $0.50 per share of Common Stock, subject to certain adjustments.

Placement Agent Agreement

The Placement Agent, pursuant to a placement agent agreement (the “Placement Agent Agreement”), served as the exclusive placement agent in connection with the closing of the private placement with the Investor. In consideration for the Placement Agent’s services, the Company paid the Placement Agent a cash fee equal to 7.5% of the gross proceeds from the sale of the Second Tranche Note and Second Tranche Warrant. In addition, under the terms of the Placement Agent Agreement, the Company also issued to the Placement Agent warrants to purchase up to 5% of the number of shares of Common Stock initially issuable upon the conversion of the Second Tranche Note (i.e. 55,000 shares of Common Stock), at an exercise price of $0.55 per share of Common Stock, exercisable beginning six months after issuance until four and one-half years thereafter (the “Placement Agent Warrant”).

Registration of Securities

The Company has agreed to file, within 30 days after the Second Tranche Closing, a resale registration statement to register the shares of Common Stock issuable to the Investor, upon conversion of the Second Tranche Note and exercise of the Second Tranche Warrant, and to cause such resale registration statement to become effective within 60 days after filing. The Company has also agreed to include the shares of Common Stock issuable upon exercise of the Placement Agent Warrant for registration in such resale registration statement.

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Except with respect to the amended fixed conversion price and exercise price pursuant to the Amendment, the terms of the Second Tranche Note and Second Tranche Warrant are substantially similar to the terms of the Note and Warrant issued in the First Tranche, which are summarized in the Prior Form 8-K. For more information about the terms of the Securities Purchase Agreement, the Placement Agent Agreement and related transaction documents, including the terms of the Note and the Warrant, please see the Prior Form 8-K.

The foregoing descriptions of the Amendment, the Second Tranche Note, the Second Tranche Warrant and the Placement Agent Warrant are not complete and are subject to and qualified in their entirety by reference to the full text of each such document, which is filed as Exhibit hereto and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above under Item 1.01, to the extent applicable, is hereby incorporated by reference herein. Based in part upon the representations of the Investor in the Securities Purchase Agreement, as amended, the placement and sale of the Second Tranche Note and Second Tranche Warrant was made in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act and corresponding provisions of state securities or “blue sky” laws. The Placement Agent Warrant will be issued in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act.

None of the securities have been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the Commission or an applicable exemption from the registration requirements. Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of common stock or other securities of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
4.1	Trio Petroleum Corp. Senior Secured Original Issue 7% Discount Convertible Promissory Note with an original issuance date of January 2, 2024.
4.2	Trio Petroleum Corp. Common Stock Purchase Warrant dated January 2, 2024
4.3	Trio Petroleum Corp. Placement Agent Warrant Agreement – Common Stock Purchase Warrant dated January 2, 2024.
10.1	Amendment to Transaction Documents between the Investor and Trio Petroleum Corp., dated December 29, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trio Petroleum Corp.

Date: January 2, 2024	By:	/s/ Michael L. Peterson
	Name:	Michael L. Peterson
	Title:	Chief Executive Officer

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